UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025 (February 3, 2025)

Allied Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-27675	33-1227173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200 - 460 Doyle Ave.,Kelowna BC Canada	V1Y 0C2
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (877) 255-4337

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Chief Executive Officer

On February 3, 2025 but effective January 30, 2025, Calum Hughes resigned as Chief Executive Officer and a Director of the Company.  The Company wishes him well in his next position.

Mr. Hughes was provided with a copy of the disclosures contained in this Report on Form 8-K, and has been given an opportunity to review and agree to such disclosures, and have advised that he has no objections.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allied Corp.
(Registrant)

Dated: February 5, 2025	By:	/s/ Paul Bullock
Paul Bullock
Chief Operating Officer

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